UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) - December 1, 2005


                             MTM TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        New York                      0-22122                    13-3354896
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)        IRS Employer
    of Incorporation)                                        Identification No.)


       1200 High Ridge Road, Stamford, Connecticut                06905
--------------------------------------------------------------------------------
      (Address of principal executive offices)                   (zip code)


      Registrant's telephone number, including area code   -   203-975-3700
                                                               ------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

          This Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant on December 7, 2005 reporting, among other things, that on December 1, 2005 NEXL, Inc., a Massachusetts corporation merged into MTM Technologies (Massachusetts), LLC, a Delaware limited liability company (the "Merger Subsidiary") and that the Merger Subsidiary continued as a wholly-owned subsidiary of MTM.

ITEM 9.   FINANCIAL STATEMENTS AND EXHIBITS

9.01      Financial Statements and Exhibits

(a)       Financial Statements of Business Acquired.

          The financial statements that are required pursuant to this Item 9.01(a) were previously filed as Exhibit 99.2 to the Form 8-K filed with the Securities and Exchange Commission on November 4, 2005.

(b)       Pro forma financial information.

          Reference is made to the following financial statements attached hereto as Exhibit 99.1:

          (i) Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2005;

          (ii) Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended September 30, 2005;

          (iii) Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended September 30, 2004; and

          (iv) Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended March 31, 2005.

(c)       Exhibits

Exhibit 23.1  UHY Auditors Consent.

Exhibit 99.1 Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2005; Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended September 30, 2005; Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended September 30, 2004; and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended March 31, 2005.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MTM TECHNOLOGIES, INC.
                                          (Registrant)


                                          By:   /s/ Francis J. Alfano
                                             -----------------------------------
                                             Name:  Francis J. Alfano
                                             Title: Chief Executive Officer


December 9, 2005

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
-------

Exhibit 23.1  UHY Auditors Consent.

Exhibit 99.1 Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2005; Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended September 30, 2005; Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended September 30, 2004; and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended March 31, 2005.